                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                April 30, 1998
                 ---------------------------------------------
                Date of Report (Date of earliest event reported)



                                 CyberCash, Inc.
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       0-27470                54-725021
  -------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)                 File No.)          Identification No.)



                   2100 Reston Parkway, Reston, Virginia 20191
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (703) 620-4200
             -------------------------------------------------------


                                 Not applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

       The Company hereby reports the following items related to its acquisition of ICVerify, Inc. in a transaction accounted for as a purchase. The Company previously has filed:

       - on May 1, 1998 a Current Report on Form 8-K, which disclosed that the acquisition had been completed,

       - on May 27, 1998 an amended Current Report on Form 8-K/A with the financial statements and pro forma financial information prescribed by Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X, and

       - on February 5, 1999 an amended Current Report on Form 8-K/A to further update the unaudited pro forma financial information for the nine month period ended September 30, 1998.

This Amendment to those Current Reports is being filed to further update the unaudited pro forma financial information for the year ended December 31, 1998, the last period for which financial information of the Registrant has been reported.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                                                     Page Number
Unaudited Pro Forma Combined Statements of Operation for the
Year Ended September 30, 1998                                              F-1

Notes to the Unaudited Pro Forma Combined Statements of Operations         F-3

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

The following unaudited pro forma combined statements of operations for the year ended December 31, 1998 gives effect to the acquisition of ICVerify as if it had occurred on January 1, 1998.

The unaudited pro forma combined statements of operations are based on available information and on certain assumptions and adjustments described in the accompanying notes which CyberCash believes are reasonable. The unaudited pro forma combined statements of operations are provided for informational purposes only and do not purport to present the results of operations of CyberCash had the transaction assumed therein occurred on or as of the date indicated, nor is it necessarily indicative of the results of operations which may be achieved in the future. The unaudited pro forma combined statements of operations and related notes should be read in conjunction with the consolidated financial statements of CyberCash, including the notes thereto, and the financial statements of ICVerify included in CyberCash's Form 8-K filed on May 27, 1998.

                                 CYBERCASH, INC.


              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998

                                                    HISTORICAL            HISTORICAL           PRO FORMA            PRO FORMA
                                                   CYBERCASH (a)         ICVERIFY (b)       ADJUSTMENTS (c)         COMBINED
                                               ---------------------  ------------------  -------------------  ------------------
Revenues                                        $        12,587,603    $      2,594,086    $              --          15,181,689
Cost of Revenues                                          7,775,359             986,645                   --           8,762,004
                                               ---------------------  ------------------  -------------------  ------------------
     Gross Profit                                         4,812,244           1,607,441                   --           6,419,685

Costs and expenses:
   Research and development                               9,029,483           1,102,837                   --          10,132,320
   Sales, marketing, general and
   administrative                                        27,540,969           2,600,950   (d)      2,582,028          32,723,947
                                               ---------------------  ------------------  -------------------  ------------------
Loss from operations                                   (31,758,208)         (2,096,346)          (2,582,028)        (36,436,582)

Interest and other income and expense                       813,760              10,523                   --             824,283
Net loss                                        $      (30,944,448)    $    (2,085,823)    $     (2,582,028)    $   (35,612,299)
                                               ---------------------  ==================  ===================  ------------------

Accrued dividends to Preferred Stockholders               (723,064)             --                        --           (723,064)
                                               ---------------------                                           ------------------
                                                                      ==================  ===================

Net Loss available to Common Stockholders              (31,667,512)         (2,085,823)          (2,582,028)        (36,335,363)
                                               =====================  ==================  ===================  ==================
Basic and diluted loss per share (e)            $            (2.15)                                             $         (2.35)

Weighted average shares outstanding (e)                  14,707,723                                                   15,463,887
                                               =====================                                           ==================

                                 CYBERCASH, INC.

             NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF
                                   OPERATIONS



(a) Consolidated Statement of Operations for CyberCash for the year ended December 31, 1998.

(b) Consolidated Statement of Operations for ICVerify for the four months ended April 30, 1998.

(c) CyberCash acquired ICVerify, Inc. on April 30, 1998 for a purchase price of approximately $16,250,000 in cash and an aggregate of 2,300,000 shares of CyberCash's Common Stock. The 2,300,000 shares of the Company's Common Stock were recorded at $20.50 per share, which represents the closing market price of CyberCash's Common Stock on April 30, 1998. In addition, CyberCash issued 371,310 options to purchase Common Stock at a weighted average exercise price of $1.43 related to options previously granted to employees of ICVerify. CyberCash has recorded these options in accordance with the intrinsic value method of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. The purchase price has been allocated to the assets and liabilities acquired based on the estimated fair values of the assets acquired and liabilities assumed. The amounts allocated to intangible assets were as follows:
$2,700,000 to developed technology, $1,000,000 to work force, $1,500,000 to trademarks and trade name and $63,357,859 to goodwill. The intangible assets are amortized on a straight-line basis over the following lives: developed technology is amortized over three years, work force is amortized over five years, trademarks, trade name and goodwill is amortized over ten years.

(d) Represents amortization expense of $2,582,028 related to the intangible assets acquired in the ICVerify acquisition.

(e) For the pro forma weighted average shares outstanding calculation, the 2,300,000 shares of Common Stock issued to ICVerify Shareholders, discussed above, have been included as if the acquisition occurred on January 1, 1998. The 371,310 options to purchase Common Stock, discussed above, have been excluded from the weighted average shares outstanding calculation because the effect of their inclusion would be antidilutive due to the pro forma combined net loss.

                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CyberCash, Inc.




Date:  April 6, 1999              By:   /s/ James J. Condon
                                     ----------------------
                                     James J. Condon
                                     President, Chief Operating Officer and
                                     Chief Financial Officer